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                                  Exhibit 99.1

                                 ABS Term Sheet
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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                   June 19, 2000

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               Preliminary Structural and Collateral Term Sheet
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               $167,125,500 (approximate) of Senior Certificates
                First Horizon Asset Securities, Inc., Depositor
            First Horizon Mortgage Pass-Through Trust Series 2000-3


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                          Features of the Transaction
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 .       Offering consists of $167,125,000 of senior securities with a
        Certificate Interest Rate of 7.75% expected to be rated AAA by two of three rating agencies: Moody's, S&P, or Fitch
 .       The expected amount of credit support for the senior certificates is
        4.5% 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
 .       All collateral consists of single family, 20-year to 30-year, fixed-rate residential, first mortgages originated or acquired by First Horizon.
 .       Substantially all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.
 .       The amount of senior certificates is approximate and may vary by up to
        5%.


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                 Preliminary Mortgage Pool Data (approximate)
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
Total Outstanding Principal Balance:                                            $175,000,000
Number of Mortgage Loans:                                                                446/1/
Average Principal Balance of the Mortgage Loans:                                $    359,000/1/
Weighted Average Annual Mortgage Interest Rate:                                    8.33  .1%/2/
Expected Servicing Fees for the Mortgage Loans (including Trustee Fee):
                                                                                       0.25%
Weighted Average Maturity:                                                        355  2 mos/2/
Weighted Average Seasoning:                                                         5  2 mos/2/
Weighted Average Original Loan-To-Value Ratio:                                           78%/1/
Owner Occupied:                                                                          94%/1/
Originated Under the Full or Alternative Documentation Program:
                                                                                         98%/1/

Geographic Distribution*:/1/                         Type of Dwelling*:/1/

California                               21%         Single-Family                       73%
Virginia                                  8          PUD                                  24
Washington                                7          Condominium                           2
Arizona                                   6          Two-Family                            1
Maryland                                  6          Total                              100%
Texas                                     6
Georgia                                   5
Colorado                                  5
Other States                             37

*   Column totals may not add due to rounding.
/1/ Based on approximately $160mm currently available pools
/2/ Based on approximately $160mm currently available pools, plus a $25mm plug of 8.50% wac, 360 wam, 0 wala

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                                 Key Terms
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

Issuer:                           First Horizon Mortgage Pass-Through
                                  Trust 2000-3

Underwriters:                     Goldman, Sachs & Co.
                                  First Tennessee Securities Corp.

Depositor/Servicer:               First Horizon Asset Securities, Inc.
                                  ("FHASI")

Trustee:                          Bank of New York

Type of Issuance:                 Public

Servicer Advancing:               Yes, subject to recoverability

Compensating Interest:            Yes, to the extent of the lesser of (i)
                                  1/12th of 0.10% of the Pool Scheduled
                                  Principal Balance for such Distribution
                                  Date

Legal Investment:                 The senior certificates are SMMEA
                                  eligible at settlement

Interest Accrual:                 Prior calendar month

Clean Up Call:                    10% of the Cut-off Date principal
                                  balance of the Mortgage Loans

ERISA Eligible:                   Underwriter's exemption may apply to
                                  senior certificates, however prospective
                                  purchasers should consult their own
                                  counsel

Tax Treatment:                    Single REMIC; senior certificates are
                                  regular interests

Structure:                        Senior/Subordinate; shifting interest
                                  with a five year prepayment lockout to
                                  junior certificates

Expected Subordination:           4.5%  0.50%

Expected Rating Agencies:         Two of three : Fitch IBCA, Inc.
                                  ("Fitch"), Standard & Poor's ("S&P"),
                                  and Moody's ("Moody's")

Minimum Denomination:             Senior certificates - $25,000

Delivery:                         Senior certificates - DTC


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                                  Time Table
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Expected Settlement:                                          July 26, 2000
Cut-off Date:                                                  July 1, 2000
First Distribution Date:                                    August 25, 2000
Distribution Date:                                25th or next business day

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

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